UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2016

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

285 North Drive

Suite D

Melbourne, FL 32934

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2016, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a placement agency agreement (the “Placement Agency Agreement”) with Aegis Capital Corp. (the “Placement Agent”) under which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering (the “Offering”) of an aggregate of 2,500,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $2,500,000. Also on April 1, 2016, to effect the Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors named in the signature pages thereto (the “Purchasers”) under which we agreed to issue and sell the Series A Preferred Stock directly to the Purchasers.

The Series A Preferred Stock is convertible into shares of common stock of the Company at a price of $0.60 per share. The Company expects to file the Certificate of Designations of the Series A Preferred Stock with the Secretary of State of the State of Delaware on or about April 4, 2016. Subject to limited exceptions, a holder of Series A Preferred Stock will not have the right to exercise any portion of its Series A Preferred Stock if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise; provided, however, that upon 61 days’ prior notice to us, the holder may increase the such limitation, provided that in no event will the limitation exceed 9.99%.

The Company expects the Offering to close on or about April 6, 2016, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties.

The Placement Agency Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. The Placement Agency Agreement provides that the Company will indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or reimburse the Placement Agent for payments that the Placement Agent may be required to make because of such liabilities. Additionally, under the Placement Agency Agreement the Company agreed not to contract to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents for 90 days following the closing of the offering.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of securities.  The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the Series A Preferred Stock being issued and sold in the Offering.  The Placement Agent will be paid a cash fee (the “Placement Fee”) in an aggregate amount equal to 7% of the gross cash proceeds received by the Company from the sale of the Series A Preferred Stock in the Offering. In addition to the Placement Fee to be paid by the Company, the Company has agreed to reimburse the Placement Agent for certain out-of-pocket expenses incurred in connection with the Offering. The Company has also granted the Placement Agent the right of first refusal to act as sole and exclusive investment banker, sole and exclusive book-runner, sole and exclusive financial advisor, sole and exclusive underwriter and/or sole and exclusive placement agent, at the Placement Agent’s sole and exclusive discretion, for each and every future public and private equity and debt offering, including all equity linked financings, for a period of twelve (12) months after the closing of the Offering.

The Series A Preferred Stock will be issued pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-203637), which was initially filed with SEC on April 24, 2015 and was declared effective on May 14, 2015. The Company expects to file the prospectus supplement for the Offering on or about April 1, 2016.

The foregoing description of the Placement Agency Agreement and the Purchase Agreement is qualified in its entirety by reference to the full text of the Placement Agency Agreement and the Purchase Agreement, the forms of which are attached as Exhibit 1.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K (this “Report”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the shares of the Series A Preferred Stock in the Purchase Agreement, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the registration statement.

This Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents the Company files from time to time with the SEC. Any forward-looking statements speak only by the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the Offering will be available on the Commission’s web site at http://www.sec.gov. Copies of the prospectus supplement may also be obtained from Aegis Capital Corp., 810 Seventh Avenue, 18th Floor, New York, New York 10019, (212) 813-1047.

Item 3.03 Material Modification to Rights of Security Holders

In order to consummate this offering, we were required to obtain a written waiver and consent from the holders (the “Note Holders”) of our Senior Secured Convertible Notes, issued on December 8, 2015 (the “Notes”). In consideration of the Notes Holders providing such a waiver and consent to this offering, the Company and the Note Holders agreed, as of March 29, 2016 to the following additional amendments to their respective Notes:

1.

The “Conversion Price” means, as of any Conversion Date (as defined in the Notes) or other date of determination, $0.235 per share, subject to adjustment as provided in the Note. Only after an Event of Default (as defined in the Notes), shall the Conversion Price be deemed 85% of the average of the five (5) lowest daily Weighted Average Prices (as defined in the Notes) in the prior fifteen (15) Trading Days (as defined in the Notes), until such Event of Default (as defined in the Notes) has been cured.

2.	From the Issuance Date as defined in the Notes) of the Note up to and including April 15, 2016, the Note Holder shall trade no more than 7.5% of the intra-day volume of the Common Stock. After April 15, 2016, the Note Holder shall trade no more than 10% of the intra-day volume of the common stock. However, if the common stock closes below $0.40 or above $2.00 or an Event of Default occurs and is continuing, the foregoing restrictions (the “Restrictions”) shall be removed. If the common stock closes below $0.40, then, with respect to the Note, the Note Holder shall trade no more than the greater of (i) $7,500 of common stock per Trading Day or (ii) 10% of the intra-day volume of the common stock. If the common stock subsequently closes between $0.41 and $1.99 or the Company cures any Event of Default, the Restrictions shall be reinstated.

3.	The Note Holders relinquished their respective rights, so long as their respective Notes remain outstanding, to consent to the Company’s (i) issuance of common stock at a price per share less than $0.50 per share or (ii) issuance any convertible securities which are convertible into or exercisable or exchangeable for common stock at a price per share less than $0.50 per share.

4.	The Note Holders relinquished their respective rights, so long as their respective Notes remain outstanding, to consent to the Company’s or the Subsidiaries (as defined in the Notes) ability to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (as defined in the Notes), other than Permitted Indebtedness (as defined in the Notes).

5.	The Note Holders relinquished their security interests.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Placement Agency Agreement, dated April 1, 2016, between the Company and the Placement Agent.
Exhibit 5.1	Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 10.1	Purchase Agreement, dated April 1, 2016, by and between the Company and the Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2016	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Placement Agency Agreement, dated April 1, 2016, between the Company and the Placement Agent.
Exhibit 5.1	Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 10.1	Purchase Agreement, dated April 1, 2016, by and between the Company and the Purchasers.

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